UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 27, 2020

Postal Realty Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-38903	83-2586114
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Columbia Avenue

Cedarhurst, NY 11516

(Address of Principal Executive Offices, and Zip Code)

(516) 295-7820

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	PSTL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended and Restated Alignment of Interest Program

On April 27, 2020, the Board of Directors (“Board”) of Postal Realty Trust, Inc. (the “Company”) approved an amendment and restatement of the Alignment of Interest Program (the “Alignment of Interest Program”), previously approved by the Board and in which the Company’s named executive officers of the Company are eligible to participate.

The Alignment of Interest Program allows certain employees and directors of the Company to elect to receive long term incentive units of Postal Realty LP, a Delaware limited partnership of which the Company is the sole general partner (“LTIP Units”), or restricted shares of the Company’s Class A common stock (“Restricted Stock”), or a mix of both, in lieu of up to 100% of any compensation otherwise payable in cash. The Alignment of Interest Program was amended to: (i) expand the class of participants eligible to be selected to participate in the Alignment of Interest Program by the Corporate Governance and Compensation Committee of the Board (the “Committee”) to include any Company employees, directors or other individuals providing services to the Company or its affiliates, provided that they are eligible to participate in the Company’s 2019 Equity Incentive Plan (the “Equity Incentive Plan”); (ii) provide that the specific terms of each award under the Alignment of Interest Program, including the restriction period, the restriction multiple, the vesting terms, and the periods for which participants may elect to participate will be determined by the Committee and do not need to be uniform among all participants; (iii) provide that the number of LTIP Units and Restricted Stock awarded under the Alignment of Interest Program with a value equal to the fair market value of the cash compensation elected by the participant shall not reduce the share reserve under the Equity Incentive Plan, while any additional LTIP Units and Restricted Stock awarded under the Alignment of Interest Program shall reduce the share reserve under the Equity Incentive Plan; and (iv) confer the Committee and its permitted delegates with the power of administration and interpretation of the Alignment of Interest Program.

The foregoing description of the Alignment of Interest Program does not purport to be complete and is qualified in its entirety by reference to the full text of the Alignment of Interest Program, which is filed herewith as Exhibit 10.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Postal Realty Trust, Inc. Amended and Restated Alignment of Interest Program, effective as of April 27, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POSTAL REALTY TRUST, INC.

Date: April 29, 2020	By:	/s/ Jeremy Garber
Name: Jeremy Garber Title: President, Treasurer and Secretary